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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 18, 1998





                              GoodMark Foods, Inc.
             (Exact name of registrant as specified in its charter)


     North Carolina                 0-13944                    56-1330788
     (State or other         (Commission File No.)           I.R.S. Employer
      jurisdiction                                        Identification Number
    of incorporation)


             6131 Falls of Neuse Road, Raleigh, North Carolina 27609
                    (Address of principal executive offices)


                                 (919) 790-9940
              (Registrant's telephone number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)




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Item 5. Other Events.

         On June 18, 1998, GoodMark Foods, Inc. (the "Company") issued a joint press release with ConAgra, Inc. ("ConAgra") announcing that the boards of directors of both companies approved a definitive agreement for the Company to merge with a wholly-owned subsidiary of ConAgra. A copy of the press release is attached hereto as Exhibit 99.01 and incorporated by reference herein.

Item 7.

         (c) Exhibits

             Exhibit No.       Description of Exhibit
             -----------       ----------------------

               99.01          Press release, dated June 18, 1998.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      GOODMARK FOODS, INC.


                                      By:  /s/ Ron E. Doggett
                                           ------------------------------------
Dated: June 23, 1998                       Ron E. Doggett
                                           Chairman and Chief Executive Officer



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                                  EXHIBIT INDEX



             Exhibit No.       Description of Exhibit
             -----------       ----------------------

               99.01          Press release, dated June 18, 1998.